EXHIBIT 10 (iii) 21


                AMENDMENT, ADOPTION, ASSIGNMENT AND ASSUMPTION

                       STOCK PLAN FOR OUTSIDE DIRECTORS


      Central Hudson Gas & Electric Corporation ("Assignor") hereby agrees to amend and restate its Stock Plan For Outside Directors ("Plan"), and readopts such Plan, as amended and restated, pursuant to authorization of its Board of Directors by action taken on November 19, 1999, such Plan to be in the form attached hereto. Assignor hereby assigns said Plan, as amended and restated, to CH Energy Group, Inc. ("Assignee").

      Assignor and Assignee hereby agree as follows:

      Assignor hereby assigns all of its interest and obligations under the attached Plan, as amended and restated, to Assignee. Assignee, pursuant to authorization of its Board of Directors by action taken on November 19, 1999, hereby assumes all of Assignor interest in and obligations under said Plan, as amended and restated, effective December 15, 1999.

                        CENTRAL HUDSON GAS & ELECTRIC CORPORATION

Dated: As of December 15, 1999

                        By:        /s/  Carl E. Meyer
                           ----------------------------------
                              Name:     Carl E. Meyer
                              Title:    President and Chief Operating Officer



                        CH ENERGY  GROUP, INC.

Dated: As of December 15, 1999

                        By:        /s/  Paul J. Ganci
                           ---------------------------------
                              Name:     Paul J. Ganci
                              Title:    Chairman of the Board, President and
                                        Chief Executive Officer






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                                                           EXHIBIT 10 (iii) 21


                       AMENDED AND RESTATED STOCK PLAN
                           FOR OUTSIDE DIRECTORS OF
                            CH ENERGY GROUP, INC.


      Central Hudson Gas & Electric Corporation ("Central Hudson"), effective January 1, 1996, established a stock plan for eligible members of its Board of Directors in recognition of their past and future services. Central Hudson, effective December 15, 1999, became a wholly- owned subsidiary of CH Energy Group, Inc. ("Corporation"). Therefore, and, by this amendment and restatement of such plan, the Corporation hereby becomes successor in interest to Central Hudson under such plan, as amended, to read as follows:

      The loyalty and dedicated service of "outside" directors is essential to the growth and progress of any publicly-held company. Therefore, such plan is intended to better enable the Corporation to attract and retain qualified outside directors until they reach the mandatory retirement age of 70 for all directors. The following shall constitute the terms and conditions of the Corporation's Stock Plan for Outside Directors:

SECTION 1.        DEFINITIONS

            1.1   "Account" means the account referred to in Section 4.1 hereof.

            1.2 "Plan" means the CH Energy Group, Inc. Stock Plan for Outside Directors as described in this instrument, and as it from time to time may be amended, which is intended to be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

            1.3   "Committee" means the Committee referred to in Section 7.1.

            1.4 "Corporation" means CH Energy Group, Inc. (or any successor corporation or, prior to December 15, 1999, Central Hudson Gas & Electric Corporation ("Central Hudson")).

            1.5 "Director" means a person duly elected and serving as a member of the Corporation's Board of Directors who is also not an employee of the Corporation or any of its affiliates.

            1.6 "Fiscal Year" means the fiscal year of the Corporation as established from time to time.

            1.7 "Participant" means each Director who participates in the Plan in accordance with the terms and conditions of the Plan.



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            1.8 "Share  Equivalent"  means a unit of  participation in the Plan, equivalent to one share of Common Stock,  credited to a Participant  pursuant to
Section 3.1.

            1.9 "Common Stock" shall mean the common stock of the Corporation, $.10 par value.

SECTION 2.        ELIGIBILITY AND PARTICIPATION

            2.1   Each Director is a Participant.

SECTION 3.        CREDITED SHARE EQUIVALENTS

            3.1 (a) As additional compensation for services rendered, each Participant shall be credited with 25 Share Equivalents for each full quarterly period of a Fiscal Year during which such Participant served as a Director. Such credits shall be made as of the end of each quarterly period (commencing with the first quarterly period ending in March 1996, when the term Corporation meant Central Hudson) during which the Participant served as a Director of the Corporation.

                  (b) As additional compensation for services rendered, each Participant upon ceasing to serve as a member of the Corporation's Board of Directors (except for any such member whose service is terminated for cause) shall also be entitled to receive 25 Share Equivalents for each full quarterly period of a Fiscal Year (but not for more than 40 quarters) during which such Participant served as an Outside Director, including periods prior to January 1, 1996. Such entitlement shall be implemented by crediting such Participant's Account with 25 Share Equivalents as of the end of each full quarterly period of a Fiscal Year commencing with the first such period after such Participant's cessation. Such entitlement shall be personal to such Participant and shall not survive such Participant's death, except for Share Equivalents credited to such participant's Account prior to death.

                  (c) Such credited Share Equivalents shall be treated as deferred compensation to be distributed as provided in Section 5.

SECTION 4.        DEFERRED COMPENSATION ACCOUNT

            4.1 A deferred compensation account (herein referred to as the "Account") shall be established for each Participant, consisting of Share Equivalents credited pursuant to Section 3.1.

            4.2 Upon the occurrence of any event affecting the outstanding Common Stock, including any stock dividend, extraordinary non-cash dividend, forward or reverse stock split, recapitalization, reclassification of shares of Common Stock, merger, consolidation or sale by the Corporation of all or a substantial portion of its assets, tender offer for its securities, or other event which could distort the implementation of the Plan or the realization of its objectives, the Committee shall make such appropriate adjustments in the number and kind of securities which Share Equivalents will represent or which may be paid out under the Plan. All such adjustments shall be made so as to prevent dilution or enlargement of the rights of Participants. Effective December 15, 1999 any Share Equivalent of Common Stock of Central Hudson, par value $5.00 per share, shall automatically be converted to a Share Equivalent of Common Stock.

SECTION 5.        DISTRIBUTION

            5.1 The Participant's  Account shall be valued as of the end of each such  quarterly  period and  distributions  shall be made  therefrom as follows:
Distribution of an Account shall be in Common Stock, on the basis of one share of such Stock for each Share Equivalent credited to the Account. Distribution of Common Stock shall be made in one lump sum within 60 days following the end of each such quarterly period subject to compliance with all applicable administrative and legal requirements.

            5.2 Any Common Stock, which becomes distributable after the death of a Participant, shall be distributed to such person or persons or the survivors thereof, including corporations, unincorporated associations or trusts, as shall be provided by written agreement between the Corporation and the Participant and in the absence of such an agreement such Common Stock shall be distributed to the Participant's estate.

            5.3  The   Corporation   shall   deduct   from  the  amount  of  all
distributions under the Plan any taxes required to be withheld by the Federal or any state or local governments.

            5.4 At the time of distribution or as soon thereafter as practicable, the Corporation shall deliver to a Participant or to his/her Beneficiary a certificate for the shares of Common Stock to which he or she is entitled. Such certificates shall be registered in the name of the Participant or his/her Beneficiary. Notwithstanding the foregoing, if the registration of ownership of Common Stock is then being maintained by the Corporation or its transfer agent in book-entry form, the delivery of shares of Common Stock to the Participant or his/her Beneficiary may be evidenced by book entry, unless the Participant or Beneficiary requests otherwise in writing.

                  The Corporation shall not be required to issue or deliver any certificates for, or make a book-entry reflecting, shares of Common Stock prior to (a) the listing of such shares on any stock exchange or quotation system on which the Common Stock may then be listed or quoted and (b) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of any governmental body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

                  All certificates for shares of Common Stock delivered under the Plan, and book entries reflecting such shares, shall be subject to such restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws.

SECTION 6.        RIGHTS OF PARTICIPANTS

            6.1 Nothing contained in this Plan shall be construed as giving any Participant the right to be retained as a Director of the Corporation. Nothing contained in this Plan shall be construed as limiting, in any way, any right that any party or parties may have to remove a Participant as a Director of the Corporation or to appoint or to elect another individual to replace a Participant as a Director of the Corporation. Nothing contained in this Plan shall be construed as giving any Participant the right to receive any benefit not specifically provided by the Plan. Any other provision of the Plan notwithstanding, a Participant shall not have any interest in the amounts credited to his/her Account until such Account is distributed in accordance with the provisions of Section 5, which, among other things, means that the Participant has no voting rights with respect to the Common Stock represented by Share Equivalents. With respect to amounts credited to a Participant's Account, the rights of the Participant, the Beneficiary of the Participant under this Plan shall be solely those of unsecured general creditors of the Corporation, and the obligations of the Corporation hereunder shall be purely contractual. Such benefits shall be paid from the general assets of the Corporation. As contemplated by Revenue Procedure 92-65, I.R.B. 1992-33, 16, Participants shall have the status of general unsecured creditors of the Corporation and the Plan.

            6.2 The rights of a Participant to the payment of shares of Common Stock as provided in this Plan and with respect to Share Equivalents credited to his or her Account are not transferable by a Participant other than by will or the laws of descent and distribution and shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. No Participant may borrow against his or her Account. No Account shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including, but not limited to, any liability which s for alimony or other payments for the support of a spouse or former spouse, or for any other relative of a Participant. Neither a Participant's Account nor a Participant's rights to benefits hereunder may be assigned to any other party by means of a judgment, decree or order (including approval of a property settlement agreement) relating to the provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child or other dependent of the Participant.

                  This Plan shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

                  In addition, a Participant or Beneficiary shall have not rights against or security interest in the assets of the Plan, Corporation or any trust which may be established with respect to the Plan, and shall have only the Corporation's unsecured promise to pay benefits. All assets of the Plan, if any, shall remain subject to the claims of the Corporation's general creditors.

SECTION 7.        ADMINISTRATION OF THE PLAN

            7.1 The Plan shall be administered by the Committee on Compensation and Succession of the Corporation's Board of Directors (herein called the "Committee").

            7.2 The Committee shall from time to time establish rules for the administration of the Plan that are not inconsistent with the provisions of the Plan.

            7.3 The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons.

            7.4 Neither the Committee nor a member of the Board of Directors of the Corporation and no employee of the Corporation, shall be liable for any act or action hereunder, whether of omission or commission, except in circumstances involving bad faith, or for any act of any other member or employee or of any agent to whom duties in connection with the administration of the plan have been delegated.

SECTION 8.        AMENDMENTS, ETC.

            8.1 The Board of Directors of the Corporation may in its absolute discretion, without notice, at anytime and from time to time, modify or amend, in whole or in part, any or all of the provisions of the Plan or suspend or terminate it entirely. Any such modification, amendment, suspension or termination, however, may not, without the Participant's consent, apply to or affect the payment or distribution to any Participant relating to any Share Equivalent for any quarterly period ended prior to the effective date of such modification, amendment, suspension or termination; provided, however, any such action may be taken to comply with the applicable law and governmental rules and regulations issued thereunder notwithstanding the effect thereof on a Participant's account hereunder.

SECTION 9.        EFFECTIVE DATE, CONTROLLING LAW

            9.1 This Plan became effective as of January 1, 1996 and, effective December 15, 1999, the Corporation became the Plan successor to Central Hudson.

                  This Plan shall be construed under the laws of the State of New York, to the extent Federal law is inapplicable.

            IN WITNESS WHEREOF, the undersigned Chairman of the Board and Chief Executive Officer of CH Energy Group, Inc. and the President and Chief Operating Officer of Central Hudson Gas & Electric Corporation have each signed this instrument this 15th day of December, 1999 as duly authorized by resolutions of each of their respective Board of Directors.



                                                  /s/ Paul J. Ganci
                                    -------------------------------------------
                                          Chairman of the Board, President and
                                             Chief Executive Officer of
                                                CH Energy Group, Inc.




                                                 /s/ Carl E. Meyer
                                    -------------------------------------------
                                          President and Chief Operating
                                             Officer of Central Hudson Gas
                                                & Electric Corporation

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